                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 5, 2003


                          ATLAS PIPELINE PARTNERS, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      1-14998                      23-3011077
-----------------------         ---------------              -------------------
(State of incorporation           (Commission                 (I.R.S. Employer
   or organization)               File Number)               Identification No.)


               311 Rouser Road, Moon Township, Pennsylvania 15108
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (412) 262-2830

Item 5.  Other Events.
         ------------

         In connection with its public offering of up to 1,092,500 common units (SEC Registration No. 333-104265), Atlas Pipeline Partners, L.P. entered into the underwriting agreement filed as an exhibit hereto.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)   Exhibits

               99     Underwriting Agreement, May 5, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATLAS PIPELINE PARTNERS, L.P.

                                        By:   Atlas Pipeline Partners GP, LLC
                                              Its General Partner
Date:  May 5, 2003
                                        By:   MICHAEL L. STAINES
                                              ----------------------------------
                                              Michael L. Staines
                                              President, Chief Operating Officer
                                              and Secretary